DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4289
(775) 684-5708
Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 1

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))
SUBMIT IN DUPLICATE

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200).

Flex Fuels Energy, Inc. ___________________________________________________________________________________________
Name of merging entity

Nevada       Corporation                                                                                                                                                                              ___
Jurisdiction      Entity type

and,

Malibu Minerals, Inc.
Name of surviving entity

Nevada             Corporation__________________________________________________________________________
Jurisdiction      Entity type

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4289
(775) 684-5708
Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 2

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn: Flex Fuels Energy, Inc.
c/o: The Corporation Trust Company of Nevada
  6100 Neil Road, Suite 500
  Reno, NV 89511

3) (Choose one)

[_] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200)

[X] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner’s approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity)

(a)	Owner’s approval was not required from:

Flex Fuels Energy, Inc.
Name of merging entity, if applicable

and, or;

Malibu Minerals, Inc.
Name of surviving entity, if applicable

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4289
(775) 684-5708
Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 3

(b)	The plan was approved by the required consent of the owners of:

__________________________________________________________
Name of merging entity, if applicable

and, or;

___________________________________________________
Name of surviving entity, if applicable

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4289
(775) 684-5708
Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 4

(c)	Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160)

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

___________________________________________________
Name of merging entity, if applicable

and, or;

___________________________________________________
Name of surviving entity, if applicable

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4289
(775) 684-5708
Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 5

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)

ARTICLE 1. The name of the corporation is Flex Fuels Energy, Inc.

6) Location of Plan of Merger (check a or b):

__________ (a) The entire plan of merger is attached;

or,

____X_____  (b) The entire plan of merger is on file at the registered office of the  surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS  92A.200).

7) Effective date (optional): July 6, 2007

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4289
(775) 684-5708
Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 6

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)

Flex Fuels Energy, Inc.
Name of merging entity

/s/Paul Gothard   President     6/27/07
Signature     Title      Date

Malibu Minerals, Inc.
Name of surviving entity

/s/Paul Gothard   Chief Financial Officer            6/27/07
Signature     Title      Date